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                                                                      EXHIBIT 99


                         STATEMENT FURNISHED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the Chief Executive Officer and Treasurer or Principal Accounting Officer of AMCO Transport Holdings, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Quarterly Report on Form 10-QSB of AMCO Transport Holdings, Inc. for the quarter ended March 31, 2003.

The undersigned certifies that such 10-QSB Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-QSB Report fairly presents, in all material respects, the financial condition and results of operations of AMCO Transport Holdings, Inc. as of March 31, 2003.

This Certification is executed as of May 13, 2003.




 By:    /s/ Wilson Cheng
 -----------------------------------------
Name:  Wilson Cheng
Title: Chairman, CEO and Treasurer
      (Principal Executive Officer and Principal Financial and
       Accounting Officer)














A signed original of this written statement required by Section 906 has been provided to AMCO Transport Holdings, Inc. and will be retained by AMCO and furnished to the Securities and Exchange Commission or its staff upon request.

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